UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2023

NETSTREIT Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-39443	84-3356606
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 McKinney Avenue Suite 1150 Dallas, Texas	75201
(Address of Principal Executive Offices)	(Zip Code)

972-200-7100

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	NTST	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On January 27, 2023, NETSTREIT, L.P. (the “Borrower”) and NETSTREIT Corp. (the “Company”) entered into Amendment No. 7 (the “Amendment”) to the Company’s Amended and Restated Credit Agreement, dated December 23, 2019, by and among the Borrower, the Company, the financial institutions party thereto, Wells Fargo Bank, National Association, as Administrative Agent, KeyBank National Association, Capital One, National Association, Truist Bank, Bank of Montreal, U.S. Bank National Association, PNC Bank, National Association and Regions Bank (the “Credit Agreement”). The Amendment replaced the interest rate benchmark, from London Interbank Offered Rate (“LIBOR”) to the Secured Overnight Financing Rate (“SOFR”). Other than the foregoing, the material terms of the Credit Agreement remain unchanged.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the Amendment filed herewith as Exhibit 10.1 to this Current Report on Form 8-K, and such exhibit is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1#	Amendment No. 7 to Credit Agreement, dated January 27, 2023, to the Amended and Restated Credit Agreement, dated December 23, 2019 by and among NETSTREIT, L.P., NETSTREIT Corp., the financial institutions party thereto, Wells Fargo Bank, National Association, as Administrative Agent, KeyBank National Association, Capital One, National Association, Truist Bank, Bank of Montreal, U.S. Bank National Association, PNC Bank, National Association and Regions Bank.

104	Cover page interactive data file (embedded within the inline XBRL document).

#	Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSTREIT Corp.

January 27, 2023	/s/ MARK MANHEIMER
Date	Mark Manheimer
President, Chief Executive Officer and Secretary